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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 3, 2002
                                                 ------------------------------


                             INTEGRAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Maryland                      0-18603               52-1267968
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(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)



               5000 Philadelphia Way, Lanham, Maryland 20706-4417
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 731-4233
                                                   ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      OTHER EVENTS.

         On September 3, 2002, Integral Systems, Inc. (the "Company") issued a press release announcing the signing of a Letter of Intent proposing to acquire Real Time Logic, Inc. (RT LOGIC) of Colorado Springs, Colorado. The press release is attached hereto and filed herewith as Exhibit 99.1.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1      Press release dated September 3, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTEGRAL SYSTEMS, INC.


                                      By:  /s/ Thomas L. Gough
                                           ------------------------------
                                           Thomas L. Gough
                                           President and Chief Operating Officer

Date:  September 3, 2002



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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Press release dated September 3, 2002